EXHIBIT 10.3

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

AMENDMENT NO. 1 TO SERIES 2020-SPIADVF1 INDENTURE SUPPLEMENT

This Amendment No. 1 to Series 2020-SPIADVF1 Indenture Supplement is dated as of June 27, 2023 (this “Amendment”), by and among PNMAC GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (in such capacity, the “Indenture Trustee”), calculation agent (in such capacity, the “Calculation Agent”), paying agent (in such capacity, the “Paying Agent”), and securities intermediary (in such capacity, the “Securities Intermediary”), PENNYMAC LOAN SERVICES, LLC (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), ATLAS SECURITIZED PRODUCTS, L.P. (“ASP”), as an administrative agent (the “Atlas Administrative Agent”), and GOLDMAN SACHS BANK USA, as an administrative agent (the “Goldman Administrative Agent”) and noteholder (the “Noteholder”) for the benefit of the Repo Buyers (as defined below), and is consented to by NEXERA HOLDING LLC (“Nexera”), CITIBANK, N.A. (“Citi Buyer”) and GOLDMAN SACHS BANK USA (“Goldman”) (each a “Repo Buyer” and  together, the “Repo Buyers”), the buyers of 100% of the Series 2020-SPIADVF1 Notes.

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Atlas Administrative Agent are parties to that certain Third Amended and Restated Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Amended and Restated Series 2020-SPIADVF1 Indenture Supplement, dated as of February 7, 2023 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement” and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator, the Atlas Administrative Agent and the Goldman Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Atlas Administrative Agent and the Goldman Administrative Agent (in its capacity as Administrative Agent and Noteholder) have agreed, subject to the terms and conditions of this Amendment, that the Series 2020-SPIADVF1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Series 2020-SPIADVF1 Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Atlas Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Atlas Administrative Agent and the Indenture Trustee,

upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with (unless 100% of the Noteholders have consented to the related amendment, modification or action and all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or supplement, or with respect or with respect to any other modification or action, directed the Indenture Trustee in writing to permit such modification or action without receiving such certificate or opinion);

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Atlas Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Atlas Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, the Series 2020-SPIADVF1 Note (the “Series 2020-SPIADVF1 Note”), was issued to PLS pursuant to the terms of the Series 2020-SPIADVF1 Indenture Supplement, and was purchased by (i) Nexera and Citi Buyer under the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, by and among the Atlas Administrative Agent, Nexera, as a Repo Buyer, Citi Buyer, as a Repo Buyer and PLS, as seller (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4, dated as of March 16, 2023,

Amendment No. 5, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”) and (ii) Goldman under the Master Repurchase Agreement, dated as of February 7, 2023, by and among the Goldman Administrative Agent, Goldman, as Repo Buyer, and the Seller (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Goldman Repurchase Agreement” and together with the Series 2002-SPIADVF1 Repurchase Agreement, the “Repurchase Agreements”), pursuant to which PLS sold all of rights, title and interest in the Series 2020-SPIADVF1 Notes to Nexera, Citi Buyer and Goldman as Repo Buyers, and transferred the Series 2020-SPIADVF1 Note to the Atlas Administrative Agent and Goldman Administrative Agent, as applicable, as “Noteholders” for the benefit of the applicable Repo Buyers;

WHEREAS, pursuant to the Series 2020-SPIADVF1 Indenture Supplement, with respect to the Series 2020-SPIADVF1 Notes, any Action provided by the Base Indenture or the Series 2020-SPIADVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by Nexera, Citi Buyer and Goldman, as buyers of the Series 2020-SPIADVF1 Notes under each related Repurchase Agreement, and therefore Nexera, Citi Buyer and Goldman are collectively 100% of the VFN Noteholders of the Series 2020-SPIADVF1 Notes and therefore are the Series Required Noteholder of the Series 2020-SPIADVF1 Notes;

WHEREAS, pursuant to Section 10(a) the Series 2020-SPIADVF1 Indenture Supplement, relating to the Amendment thereof, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Atlas Administrative Agent, and 100% of the Noteholder of the Series 2020-SPIADVF1 Notes, at any time and from time to time, may amend any of the provisions of, the Series 2020-SPIADVF1 Indenture Supplement;

WHEREAS, as of the date hereof, the Series 2020-SPIADVF1 Notes are rated by the Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer, the Atlas Administrative Agent and the Goldman Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Series 2020-SPIADVF1 Indenture Supplement is hereby amended as follows:

Section 1.Amendment to the Series 2020-SPIADVF1 Indenture Supplement.
(a)Section 2 of the Series 2020-SPIADVF1 Indenture Supplement is hereby amended by deleting the definitions of “Margin” and “Maximum VFN Principal Balance” in their entirety and replacing them with the following:

“Margin” means, (i) with respect to the Series 2020-SPIADVF1 Notes, prior to the occurrence of an Event of Default (as defined under either SPIADVF1 Repurchase Agreement), (A) [****]% per annum, or (B) upon the occurrence of an Additional Term Note Offering, the margin over the related swap rate in effect for the Term Notes subject to such Additional Term Note Offering plus [****]%, and (ii) with respect to the Series 2020-SPIADVF1 Notes following the occurrence of an Event of Default (as defined under either SPIADVF1 Repurchase Agreement), the amount calculated pursuant to clause (i) plus an additional [****]% per annum.

“Maximum VFN Principal Balance” means, for (a) the Series 2020-SPIADVF1 Notes in the aggregate, $2,000,000,000, (b) the Series 2020-SPIADVF1 Note No. 7, $1,411,764,705.88 and (c) the Series 2020-SPIADVF1 Note No. 8, $588,235,294.12, or, in each case, (i) such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent or (ii) such other amount designated by the Administrator in accordance with the terms of the Base Indenture.

(b)Section 5 of the Series 2020-SPIADVF1 Indenture Supplement is hereby amended by adding the following as a new subsection at the end of such Section 5:

Notwithstanding anything to the contrary herein or in Section 4.3(b)(i) of the Base Indenture, the VFN Principal Balance of the Series 2020-SPIADVF1 Notes may be adjusted to reduce the VFN Principal Balance thereof by the Administrator in accordance with a VFN Note Balance Adjustment Request, on behalf of the Issuer, without making any payment on the Series 2020-SPIADVF1 Notes with the written consent of the Administrative Agent (which may be provided electronically).

Section 2.Replacement of the Series 2020-SPIADVF1 Notes.
(a)The parties hereto acknowledge and agree that the Series 2020-SPIADVF1 Note No. 6, with Maximum Principal Balance of $1,272,727,272.73 and the Series 2020-SPIADVF1 Note No. 5, with a Maximum VFN Principal Balance of $727,272,727.27 (the “Outstanding Notes”) are (1) hereby deemed cancelled and for all purposes no longer outstanding under the Indenture and applicable law and (2) replaced by Series 2020-SPIADVF1 Note No. 7, with Maximum Principal Balance of $1,411,764,705.88 and Series 2020-SPIADVF1 Note No. 8 with Maximum Principal Balance of $588,235,294.12, to be dated as of the date hereof with an aggregate Maximum VFN Principal Balance of $2,000,000,000 (the “Replacement Notes”).
(b)The Noteholders shall promptly deliver the Outstanding Notes to the Indenture Trustee for cancellation and hereby consent to the issuance of the Replacement Notes.
(c)In the event that any term or provision contained herein with respect to the Series 2020-SPIADVF1 Notes shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Amendment shall govern to the extent of such conflict.
Section 3.Amendment to Schedule 4.  The parties hereto agree that within sixty (60) days of the date of this Amendment, Schedule 4 of the Series 2020-SPIADVF1 Indenture Supplement shall be amended, with the consent of the Noteholders of the Series 2020-SPIADVF1 Notes, by replacing such schedule in its entirety with a populated schedule substantially in the form of Exhibit A hereto.
Section 4.Note Rating Agency.  As of the date hereof and prior to the execution of this Amendment, the Series 2020-SPIADVF1 Notes, including the related Replacement Notes, are rated by the Note Rating Agency.

Section 5.Waiver of Issuer Tax Opinion, Authorization Opinion and Officer’s Certificate.  Pursuant to Section 12.2 of the Base Indenture, the Noteholders of the Series 2020-SPIADVF1 Notes hereby waive and instruct the Atlas Administrative Agent, the Goldman Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.2 of the Base Indenture which require delivery of an Issuer Tax Opinion with respect to this Amendment.  Pursuant to Section 12.3 of the Base Indenture, the Noteholders of the Series 2020-SPIADVF1 Notes hereby waive and instruct the Atlas Administrative Agent, the Goldman Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.3 of the Base Indenture which requires delivery of an Authorization Opinion with respect to this Amendment. Pursuant to Section 1.3 of the Base Indenture, the Noteholders of the Series 2020-SPIADVF1 Notes hereby waive and instruct the Atlas Administrative Agent, the Goldman Administrative Agent and the Indenture Trustee to waive the provisions of Section 1.3 of the Base Indenture which requires delivery of an Officer’s Certificate with respect to this Amendment.
Section 6.Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon (i) the execution and delivery of this Amendment by all parties hereto, (ii) the delivery of an Opinion of Counsel pursuant to Section 11.1 of the Trust Agreement, and (iii) prior notice to the Note Rating Agency pursuant to Section 12.2 of the Base Indenture.  The execution of this Amendment by the Company, the Atlas Administrative Agent, the Goldman Administrative Agent and Nexera shall serve as notice to the Owner Trustee of their consent hereto, pursuant to Section 4.1 of the Trust Agreement.
Section 7.Consent and Acknowledgment.  By execution of this Amendment, each of Nexera, Citi Buyer and Goldman, in its capacity as a Repo Buyer, hereby consents to this Amendment.  The Repo Buyers certify that together they own 100% of the Series 2020-SPIADVF1 Notes.  In addition, each Repo Buyer certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Amendment on behalf of such Repo Buyer is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution of this Amendment by the Atlas Administrative Agent and the Goldman Administrative Agent, respectively, as Noteholder on behalf of the Repo Buyers should be considered an “Act” by such Noteholder pursuant to Section 1.5 of the Base Indenture and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the date hereof. The Repo Buyers hereby instruct the Indenture Trustee to execute this Amendment, thereby waiving the requirement for delivery of the Authorization Opinion, the Officer’s Certificate and the Issuer Tax Opinion pursuant to Sections 1.3, 12.2 and 12.3 of the Base Indenture.
Section 8.Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Atlas Administrative Agent, the Goldman Administrative Agent and the Repo Buyers that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
Section 9.Limited Effect.  Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

Section 10.No Recourse.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely in its capacity as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment or any related document delivered pursuant hereto and € under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer, or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.
Section 11.Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
Section 12.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 13.Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.
Section 14.Entire Agreement.  The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
Section 15.Recitals.  The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness.  The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder.)  In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: /s/ Mark H. Brzoska
Name: Mark H. Brzoska
Title: Vice President

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

PENNYMAC LOAN SERVICES, LLC, as Servicer and as Administrator

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By: /s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

ATLAS SECURITIZED PRODUCTS, L.P., as an Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

ATLAS SECURITIZED PRODUCTS, L.P., solely in its capacity as an Administrative Agent on behalf of Nexera Holding LLC and Citibank, N.A.

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

GOLDMAN SACHS BANK USA, as an Administrative Agent

By: /s/ Jeff Hartwick
Name: Jeff Hartwick
Title: Authorized Signatory

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

GOLDMAN SACHS BANK USA, solely in its capacity as an Administrative Agent on behalf of Goldman Sachs Bank USA

By: /s/ Jeff Hartwick
Name: Jeff Hartwick
Title: Authorized Signatory

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

NEXERA HOLDING LLC, as a Repo Buyer

By: /s/ Steve Abreu
Name: Steve Abreu
Title: CEO

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

CITIBANK, N.A., as a Repo Buyer

By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

GOLDMAN SACHS BANK USA, as a Repo Buyer

By: /s/ Jeff Hartwick
Name: Jeff Hartwick
Title: Authorized Signatory

[PNMAC GMSR Issuer Trust – Amendment No. 1 to A&R Series 2020-SPIADVF1 Indenture Supplement]

EXHIBIT A

SCHEDULE 4

SPIA VFN Advance Rate Reduction Events

With respect to each type of Servicing Advance listed in the Stressed Time Percentage table below, if the Trigger Advance Rate as of any date of determination is less than the related Advance Rate Percentage, the related Advance Rate Percentage shall be reduced to the applicable Trigger Advance Rate.

The Trigger Advance Rate shall be calculated as follows:

“Trigger Advance Rate” means, the rate equal to the greater of (x) zero and (y) (1) 100% minus (2) the product of (a) one twelfth of the Stressed Interest Rate and (b) the related Stressed Time for such Class as of such date.

“Stressed Interest Rate” means, as of any date, the sum of (w) the Note Interest Rate plus (y) the Constant, plus (z) the product of (i) the Coefficient and (ii) the Stressed Time.

“Coefficient” means for each type of Servicing Advance, [*****]%.

“Constant” means [****]%.

“Stressed Time” means, as of any date of determination, the percentage equivalent of a fraction, (i) the numerator of which is one (1), and (ii) the denominator of which equals the Stressed Time Percentage multiplied by the Monthly Reimbursement Rate on such date.

“Stressed Time Percentage” means for each type of Servicing Advance, the applicable percentage set forth in the table below:

Type of Servicing Advance	Stressed Time Percentage
Escrow Advances
FHA	[__]%
VA	[__]%
Other	[__]%
Corporate Advances
FHA	[__]%
VA	[__]%
Other	[__]%

“Monthly Reimbursement Rate” means, as of any date of determination, the arithmetic average of the fractions (expressed as percentages), determined for each of the three (3) most

Exhibit A-1

recently concluded calendar months, obtained for each month by dividing (i) the aggregate Servicing Advance Reimbursement Amounts collected with respect to such type of Servicing Advance and deposited into the related custodial account or TD Account during such calendar month by (ii) the aggregate outstanding Servicing Advance Reimbursement Balance for such type of Servicing Advance as of the close of business on the last day of the preceding calendar month.

For the purposes of calculating the Monthly Reimbursement Rate, the aggregate Servicing Advance Reimbursement Amounts and aggregate outstanding Servicing Advance Reimbursement Balance shall be based on activity which occurred (a) for Escrow Advances after the month ending April 2017 and (b) for Corporate Advances after the month ending May 2018.

Solely during the occurrence and continuation of an Advance Rate Reduction Event under the Base Indenture, the Advance Rate applicable to all Escrow Advances and Corporate Advances shall decrease by 1.00% per month.

In the event the Servicer’s tier ranking by HUD falls below a Tier I designation then the percentage for all Corporate Advances shall decrease by 10.00%.

For the avoidance of doubt, the parties hereby agree that the occurrence and continuation of a SPIA VFN Advance Rate Reduction event as set forth in clauses (a) and (c) above shall not trigger an Advance Rate Reduction Event under the Base Indenture.

Exhibit A-2